UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:    770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Atlanticus Holdings Corporation (the “Company”) held on May 9, 2014, the Company’s shareholders approved the Atlanticus Holdings Corporation 2014 Equity Incentive Plan (the “2014 Plan”). The 2014 Plan authorized the Compensation Committee of the Board of Directors of the Company to grant equity awards to directors, employees (including executive officers), consultants and other service providers, as more fully described and summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2014 (the “Proxy Statement”). The 2014 Plan, which was included as Appendix A to the Proxy Statement, is incorporated herein by reference. Copies of the Form of Restricted Stock Agreement for Directors, the Form of Restricted Stock Agreement for Employees, the Form of Nonqualified Stock Option Agreement for Directors, the Form of Nonqualified Stock Option Agreement for Employees, the Form of Restricted Stock Unit Agreement for Directors and the Form of Restricted Stock Unit Agreement for Employees are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 9, 2014. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. At the Annual Meeting, the Company’s shareholders voted upon two proposals. The proposals are described in detail in the Company’s Proxy Statement. A brief description and the final vote results for each proposal follow.

1. Election of five directors for terms expiring at the 2015 Annual Meeting of Shareholders:

Nominee	For	Withheld	Broker Non-Votes
David G. Hanna	11,218,643	85,066	--
Jeffrey A. Howard	11,239,092	64,617	--
Deal W. Hudson	9,093,399	2,210,310	--
Mack F. Mattingly	9,098,499	2,205,210	--
Thomas G. Rosencrants	9,078,887	2,224,822	--

As a result, each nominee was elected to serve as a director for a term expiring at the 2015 Annual Meeting of Shareholders.

2. Approval and adoption of the Atlanticus Holdings Corporation 2014 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
11,263,504	39,592	614	--

As a result, the proposal was approved.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1	Atlanticus Holdings Corporation 2014 Equity Incentive Plan (incorporated by reference to Appendix A to our Definitive Proxy Statement on Schedule 14A filed on April 15, 2014).
10.2	Form of Restricted Stock Agreement for Directors.
10.3	Form of Restricted Stock Agreement for Employees.
10.4	Form of Nonqualified Stock Option Agreement for Directors.
10.5	Form of Nonqualified Stock Option Agreement for Employees.
10.6	Form of Restricted Stock Unit Agreement for Directors.
10.7	Form of Restricted Stock Unit Agreement for Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: May 15, 2014	By:	/s/William R. McCamey
		Name:	William R. McCamey
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX
Form 8-K
May 15, 2014

Filed
Exhibit No.	Description	Herewith	By Reference
10.1	Atlanticus Holdings Corporation 2014 Equity Incentive Plan (incorporated by reference to Appendix A to our Definitive Proxy Statement on Schedule 14A filed on April 15, 2014).		X
10.2	Form of Restricted Stock Agreement for Directors.	X
10.3	Form of Restricted Stock Agreement for Employees.	X
10.4	Form of Nonqualified Stock Option Agreement for Directors.	X
10.5	Form of Nonqualified Stock Option Agreement for Employees.	X
10.6	Form of Restricted Stock Unit Agreement for Directors.	X
10.7	Form of Restricted Stock Unit Agreement for Employees.	X